UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 4, 2008
Date of Report (Date of earliest event reported)

EESTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32863	33-0922627
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1105 North Market Street,  Suite 1300
Wilmington, Delaware, 19801

 (Address of principal executive offices and zip code)

(302) 427 2360
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01    Entry into a Definitive Agreement.

Share Purchase and Licensing Agreement

This filing updates and amends the Current Report on Form 8-K filed by EESTech, Inc. (the “Company”) on December 17, 2008 (the “Filing”), which Filing is incorporated herein by reference.  With reference to the Filing, the Company now confirms and attaches the Share Agreement (as such term is defined in the Filing), and the same is incorporated herein and therein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Other Exhibits

10.1	Share Purchase and Licensing Agreement, dated as of December 4, 2008, between the Company and HTC Purenergy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EESTECH, INC.

Date: December 19, 2008	By:	/s/ Murray Bailey
Name: Murray Bailey
Title: President